Exhibit 10.1

BORROWING BASE REAFFIRMATION AGREEMENT
AND
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS BORROWING BASE REAFFIRMATION AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 31, 2022, is entered into among Gulfport Energy Operating Corporation, a Delaware corporation (the “Borrower”); Gulfport Energy Corporation, a Delaware corporation (“Holdings”); each Subsidiary of Borrower listed on the signature pages hereto and party hereto as a Guarantor (collectively, the “Guarantors”); each of the Lenders from time to time party hereto; JPMorgan Chase Bank, N.A. (in its individual capacity, “JPMorgan”), as administrative agent for the Lenders, as defined below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, the Issuing Lenders and the other parties from time to time party thereto, are party to the Third Amended and Restated Credit Agreement, dated as of October 14, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended hereby and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower, Holdings, the Administrative Agent and each Lender desire to make certain modifications to the Credit Agreement;
WHEREAS, the Borrower has provided the necessary reserve report information (the “Fall 2022 Redetermination Reserve Report”) for the Administrative Agent and the Lenders to complete the fall 2022 Scheduled Redetermination of the Borrowing Base and, after reviewing such reserve information, the Administrative Agent and the requisite Lenders have recommended reaffirming the Borrowing Base at $1,000,000,000;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Amendment.
2.Reaffirmation of the Borrowing Base. The Borrower and the Lenders party hereto agree that on and as of the Amendment Effective Date (defined below) the Borrowing Base shall be reaffirmed at $1,000,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement. Both Holdings and the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the reaffirmation of the Borrowing Base pursuant to this Section 2 shall constitute the regularly Scheduled Redetermination of the Borrowing Base for the fall of 2022 (and not an interim redetermination of the Borrowing Base) pursuant to Section 2.07 of the Credit Agreement.
3.Amendments to Credit Agreement. As of the Amendment Effective Date, Section 8.14(a) of the Existing Credit Agreement is hereby amended by deleting each instance of “90%” and inserting in place thereof “85%”.

4.Reserved.
5.Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date of the satisfaction of all such conditions, the “Amendment Effective Date”):
a.The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower, each other Guarantor and at least the Required Lenders either (x) a counterpart of this Amendment, signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.
b.The Borrower and each Guarantor shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower and each Guarantor does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that each of the representations and warranties of the Borrower and the Guarantors set forth in the Loan Documents is true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Amendment Effective Date, such representations and warranties are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
c.At the time of and immediately after effectiveness of this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
d.At the time of and immediately after effectiveness of this Amendment, the Borrower and its Restricted Subsidiaries shall not have Excess Cash in an amount greater than the Excess Cash Threshold.
7.Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent that, as of the date hereof:
a.this Amendment has been duly authorized, executed and delivered by such Credit Party and constitutes the legal, valid and binding obligation of such Credit Party enforceable against each such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
b.the execution, delivery and performance by each Credit Party of this Amendment (i) will not violate any applicable law or regulation or the charter, by-laws or other Organizational Documents of the Credit Parties or any Restricted Subsidiary or any order of any Governmental Authority (except, with respect to applicable law or regulations, for such violations that would not reasonably be expected to have a Material Adverse Effect), (ii) will not violate or result in a default under any indenture, agreement or other instrument evidencing or governing Material Debt binding upon the Credit Parties, the Restricted Subsidiaries or their respective Properties, or give rise to a right thereunder to require any payment to be made by the Credit Parties or any Restricted Subsidiary and (iii) will not result in the creation or imposition of any Lien on any Property of the Credit Parties or any Restricted Subsidiary (other than the Liens created by the Loan Documents);
c.at the time of and immediately after effectiveness of this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing; and
d.at the time of and immediately after effectiveness of this Amendment, the Borrower and its Restricted Subsidiaries shall not have Excess Cash in an amount greater than the Excess Cash Threshold.
8.Reaffirmation; Reference to and Effect on the Loan Documents.
a.From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.
b.The Loan Documents, and the obligations of the Borrower and the other Credit Parties under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
c.The Borrower and each other Credit Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Security Instruments continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Security Instruments to which it is a party as Collateral for the Secured Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Security Instruments remain and continue in full force and effect in respect of, and to secure, the Secured Obligations. Each Guarantor hereby reaffirms its obligations under each of the Guaranty and Collateral Agreement, each Mortgage and each Security Instrument Assignment to which such Guarantor is a party, and agrees that its obligation to guarantee the Secured Obligations is in full force and effect as of the date hereof.
d.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
e.In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
9.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

a.This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.
b.EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 12.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.
10.Amendments; Headings; Severability. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
11.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
12.Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.01 of the Credit Agreement.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
GULFPORT ENERGY CORPORATION
GULFPORT ENERGY OPERATING CORPORATION
GRIZZLY HOLDINGS, INC.
JAGUAR RESOURCES LLC
PUMA RESOURCES, INC.
GATOR MARINE, INC.
GATOR MARINE IVANHOE, INC.
WESTHAWK MINERALS LLC
GULFPORT MIDSTREAM HOLDINGS, LLC
GULFPORT APPALACHIA, LLC
GULFPORT MIDCON, LLC
MULE SKY LLC

By: /s/ William Buese
Name: William Buese
Title: Chief Financial Officer
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	JPMorgan Chase Bank, N.A., as Administrative Agent and a Lender By: /s/ Jo Linda Papadakis Name: Jo Linda Papadakis Title: Authorized Officer
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	CITIZENS BANK, N.A. By: /s/ Kelly Graham Name: Kelly Graham Title: Vice President
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Fifth Third Bank, National Association, By: /s/ Jonathan H Lee Name: Jonathan H Lee Title: Managing Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	KeyBank National Association By: /s/ George McKean Name: George McKean Title: Senior Vice President
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Mizuho Bank, Ltd. By: /s/ Edward Sacks Name: Edward Sacks Title: Executive Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	MUFG Bank, Ltd. By: /s/ Kevin Sparks Name: Kevin Sparks Title: Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	TRUIST BANK By: /s/ Benjamin L. Brown Name: Benjamin L. Brown Title: Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Wells Fargo Bank, N.A. By: /s/ Oleg Kogan Name: Oleg Kogan Title: Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	BOKF, NA dba BANK OF OKLAHOMA By: /s/ John Krenger Name: John Krenger Title: Senior Vice President
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Capital One, National Association By: /s/ Christopher Kuna Name: Christopher Kuna Title: Senior Director
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Canadian Imperial Bank of Commerce, New York Branch By: /s/ Kevin A. James Name: Kevin A. James Title: Authorized Signatory By: /s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	U.S. BANK NATIONAL ASSOCIATION By: /s/ Bruce Hernandez Name: Bruce Hernandez Title: Senior Vice President
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	Zions Bancorporation, N.A. dba Amegy Bank By: /s/ Jill McSorley Name: Jill McSorley Title: Senior Vice President - Amegy Bank Division
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement

LENDERS:	First Horizon Bank, a Tennessee State Bank By: /s/ Moni Collins Name: Moni Collins Title: SVP - Energy Lending
Signature Page to Borrowing Base Reaffirmation Agreement and
Second Amendment to Credit Agreement